                                                              EXHIBIT (h)(20)(f)

                                AMENDMENT NO. 11
                                     To The
                             PARTICIPATION AGREEMENT
                                      Among
                        VAN KAMPEN LIFE INVESTMENT TRUST,
                             VAN KAMPEN FUNDS INC.,
                           VAN KAMPEN ASSET MANAGEMENT
                                       And
                  AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION

     WHEREAS, American General Life Insurance Company, and American General Equity Services Corporation (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management ("Adviser") have previously entered into a Participation Agreement dated January 24, 1997 ("Agreement"); and

     WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement.

     NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

     1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

     2. All capitalized terms used in this Amendment No. 11 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 11, no other modifications or changes are made to the Agreement.

     3. This Amendment No. 11 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

     IN WITNESS WHEREOF, each of the parties have caused this Amendment No. 11 to be executed in their names and on their behalf and through their duly authorized offices, as of this 1st day of February, 2006.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------


Attest:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------

[CORPORATE SEAL]


AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------


Attest:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------

[CORPORATE SEAL]

VAN KAMPEN LIFE INVESTMENT TRUST

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------


VAN KAMPEN FUNDS INC.

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------


VAN KAMPEN ASSET MANAGEMENT

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------

                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------
American General Life Insurance          Contract Form Nos.:
Company Separate Account D               ------------------
Established: November 19, 1973           95020 Rev 896
                                         95021 Rev 896

                                         Name of Contract:
                                         ----------------
                                         Generations Combination Fixed and
                                         Variable Annuity Contract

                                         Contract Form Nos.:
                                         ------------------
                                         91010
                                         91011
                                         93020
                                         93021

                                         Name of Contract:
                                         ----------------
                                         Variety Plus Combination Fixed and
                                         Variable Annuity Contract

                                         Contract Form Nos.:
                                         ------------------
                                         74010
                                         74011
                                         76010
                                         76011
                                         80010
                                         80011
                                         81010
                                         81011
                                         83010
                                         83011

                                         Name of Contract:  None
                                         ----------------

                                         Contract Form Nos.:
                                         ------------------
                                         98020

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor Variable Annuity
                                         Contract

                                         Contract Form No.:
                                         -----------------
                                         03017

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor Immediate Variable
                                         Annuity

                                   SCHEDULE A
                         SEPARATE ACCOUNTS AND CONTRACTS
                                   (Continued)

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------
American General Life Insurance          Contract Form Nos.:
Company Separate Account VL-R            ------------------
Established: May 6, 1997                 97600
                                         97610

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor I and Platinum
                                         Investor II Flexible Premium Variable
                                         Life Insurance Policies

                                         Contract Form Number:
                                         --------------------
                                         99301

                                         Name of Contract:
                                         ----------------
                                         Corporate America-Variable Life
                                         Insurance Policy

                                         Contract Form Number:
                                         --------------------
                                         99206

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor Survivor VUL

                                         Contract Form Number:
                                         --------------------
                                         01206

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor Survivor II VUL

                                         Contract Form Number:
                                         --------------------
                                         99615

                                         Name of Contract:
                                         ----------------
                                         The One VUL Solution

                                         Contract Form Number:
                                         --------------------
                                         99616

                                         Name of Contract:
                                         ----------------
                                         AG Legacy Plus VUL

                                         Contract Form Number:
                                         --------------------
                                         00600

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor III
                                         Flexible Premium Variable
                                         Life Insurance Policy

                                   SCHEDULE A
                         SEPARATE ACCOUNTS AND CONTRACTS
                                   (Continued)

                                         Contract Form Number:
                                         --------------------
                                         02600

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor PLUS
                                         Flexible Premium Variable
                                         Life Insurance Policy

                                         Contract Form Number:
                                         --------------------
                                         03601

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor FlexDirector Flexible
                                         Premium Variable Life Insurance Policy

                                         Contract Form Number:
                                         --------------------
                                         04604

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor IV Flexible Premium
                                         Variable Life Insurance Policy

                                         Contract Form Number:
                                         --------------------
                                         05604

                                         Name of Contract:
                                         ----------------
                                         Platinum Investor VIP Flexible Premium
                                         Variable Universal Life Insurance
                                         Policy

                                   SCHEDULE B

            PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

            Emerging Growth Portfolio - Class I Shares
            Enterprise Portfolio - Class I Shares
            Growth and Income Portfolio - Class I Shares
            Government Portfolio - Class I Shares